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harborcapital.com

Supplement to the Statement of Additional Information, dated March 1, 2025

April 25, 2025
Effective June 30, 2025 (the “Effective Date”), Matthew Renna and Edward Richardson will each serve as a portfolio manager for Harbor Small Cap Growth Fund (the “Fund”).
As of the Effective Date, Ethan Meyers and John Montgomery will no longer serve as portfolio managers to the Fund. All references to Messrs. Meyers and Montgomery in the Statement of Additional Information are hereby removed as of the Effective Date.
Effective June 30, 2025, the final paragraph under the subheading “The Subadvisors” under the section entitled “The Advisor and Subadvisors” on page 55 is restated as follows:
Harbor Small Cap Growth Fund.  The Fund is subadvised by Westfield Capital Management, L.P. (“Westfield”). Westfield is 80% employee owned, and 20% owned by Monex Group, Inc. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.

As of the Effective Date, the section for Harbor Small Cap Growth Fund in the section “The Portfolio Managers - Other Accounts Managed” found on page 60 is restated in its entirety and is effective June 30, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	14	$4,412	13	$3,476	262	$11,434
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	35	26	3,059
Richard D. Lee, CFA
All Accounts	11	2593	9	3369	219	10,082
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	22	2,111
Matthew R. Renna
All Accounts	12	2,609	11	3,413	219	10,082
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	22	2,111
Edward D. Richardson
All Accounts	11	2593	9	3369	219	10,082
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	22	2,111

As of the Effective Date, the section “The Portfolio Manager - Securities Ownership” under the subheading “Westfield Capital Management” under the heading “The Portfolio Managers” found on page 71 is restated as follows:
As of March 31, 2025, Mr. Richardson beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000, and Messrs. Muggia, Lee, and Renna did not beneficially own any shares of Harbor Small Cap Growth Fund.
Investors Should Retain This Supplement For Future Reference
S0425.SAI.HF